UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2021
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ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
On February 25, 2021, Root, Inc. (the "Company") announced its financial results for the fourth quarter and the full fiscal year ended December 31, 2020 by issuing a Letter to Shareholders (the "Letter"). In the Letter the Company also announced that it would be holding a conference call on February 25, 2021, at 5:00 p.m. Eastern Time to discuss its financial results for the fourth quarter and full fiscal year 2020 ended December 31, 2020. A copy of the Letter is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.
The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01     Other Events.

Notice of Lock-Up Release Date

In connection with the initial public offering of Class A common stock (the “IPO”) of Root, Inc. (the “Company”), each of the Company’s directors, executive officers, and holders of substantially all of the Company’s outstanding equity securities entered into a lock-up agreement with the underwriters for the IPO (the “Underwriters”) that restricts the ability to sell or transfer any shares of the Company’s capital stock for up to 180 days from the date of the final prospectus in connection with its IPO, subject to earlier release upon the opening of the trading window immediately proceeding the applicable blackout period in which the 180 day period would fall (the “Lock-Up Period”). In accordance with the Company release of earnings results on February 25, 2021, and the opening of the trading window on March 8, 2021 (the “Early Release Date”), the Lock-Up Period shall end at the opening of the trading window on the Early Release Date.

The transfer agent and registrar for the Company’s Class A common stock is American Stock Transfer & Trust Company, LLC.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Letter to Shareholders dated February 25, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: February 25, 2021
	By:	/s/ Alexander Timm
Alexander Timm
Chief Executive Officer and Director